SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              FUELCELL ENERGY, INC.
                (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:________________________
     (2)  Aggregate number of securities to which transaction
          applies:____________ ___________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________
     (4)  Proposed maximum aggregate value of transaction:
          ___________________________
     (5)  Total Fee paid:_______________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:______________________
     (2)  Form, Schedule or Registration Statement No. ________________________
     (3)  Filing Party:________________________________
     (4)  Date Filed:__________________________________

                              FUELCELL ENERGY, INC.
                     3 Great Pasture Road, Danbury, CT 06813
                                  203-825-6000


--------------------------------------------------------------------------------
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                            TO BE HELD MARCH 22, 2000
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF FUELCELL ENERGY, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Shareholders' Meeting of FuelCell Energy, Inc. (formerly known as Energy Research Corporation) (the "Company"), will be held at the principal executive offices of the Company located at 3 Great Pasture Road, Danbury, Connecticut 06813 on March 22, 2000 at 10:00 a.m. Eastern Standard Time for the following purposes:

     1. To elect ten (10) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. Such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 16, 2000 are entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed Proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        JOSEPH G. MAHLER
                                        CORPORATE SECRETARY


Danbury, Connecticut
February 28, 2000

                              FUELCELL ENERGY, INC.
                     3 Great Pasture Road, Danbury, CT 06813
                                  203-825-6000

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                              FUELCELL ENERGY, INC.
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 22, 2000
--------------------------------------------------------------------------------


     This Proxy Statement is furnished to the shareholders of FuelCell Energy, Inc. (formerly known as Energy Research Corporation) (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on March 22, 2000 at the principal executive offices of the Company located at 3 Great Pasture Road, Danbury, Connecticut 06813, at 10:00 a.m. Eastern Standard Time. The Company is a Delaware corporation.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is February 28, 2000.

                                     VOTING

General

     The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $.0001 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is February 16, 2000. On the record date, 6,378,757 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect the directors. Abstentions, including broker non-votes, will have no effect on the outcome of this matter.

Voting by Proxy

     In voting by proxy with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by shareholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all directors. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

     Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Corporation, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

     In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Ten directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until a successor is elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as directors of the ten persons named below as nominees. All of the nominees are at present directors of the Company. If any nominee declines or is unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE TEN NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

     The following table sets forth certain information for each nominee for election as a director.

                                                                        DIRECTOR
NAME                     AGE             PRINCIPAL OCCUPATION             SINCE

Jerry D. Leitman         57   Jerry D. Leitman has been  President and    1997
                              Chief  Executive  Officer of the Company
                              since  August  1997.   Mr.  Leitman  was
                              previously  President of ABB, Asea Brown
                              Boveri's  global air  pollution  control
                              businesses  from 1992 to 1995.  Prior to
                              joining   ABB  Mr.   Leitman  was  Group
                              Executive  Vice President of FLAKT AB, a
                              Swedish  multinational,  responsible for
                              FLAKT`s worldwide industrial  businesses
                              from 1989 to 1992. Mr. Leitman is also a
                              Director  and  a  member  of  the  Audit
                              Committee  of  Esterline   Technologies,
                              Inc., and Mr. Leitman received both a BS and MS in Mechanical Engineering from Georgia Institute of Technology in 1965 and 1967, respectively and serves as Chairman of the Board of Evercel, Inc.

                                                                        DIRECTOR
NAME                     AGE             PRINCIPAL OCCUPATION             SINCE

Bernard S. Baker         63   Dr.  Bernard S. Baker joined the Company    1970
                              in 1970 and was  President  from 1973 to
                              August  1997 when he became  Chairman of
                              the Board of  Directors  of the Company.
                              He was Chief  Executive  Officer  of the
                              Company  from March 1992 to August 1997.
                              Dr.  Baker was a  part-time  employee of
                              the Company  from August 1997 to May 31,
                              1998 and is currently a  consultant  for
                              the Company. He received a Ph.D from the
                              Illinois   Institute  of  Technology  in
                              1969, and was a Fulbright  Fellow at the
                              Laboratory for  Electrochemistry  at the
                              University  of Amsterdam  subsequent  to
                              receiving   his  Master  of  Science  in
                              Chemical Engineering from the University of Pennsylvania in 1959. Dr. Baker also serves on the Evercel, Inc. Board of Directors.

Hansraj C. Maru          55   Dr.  Hansraj C. Maru has been  Executive    1992
                              Vice President  since December 1992. Dr.
                              Maru  joined the Company in 1977 and was
                              Chief  Operating  Officer from  December
                              1992  through  December  1997.  Dr. Maru
                              received a Ph.D. in Chemical Engineering
                              from   the    Illinois    Institute   of
                              Technology in 1975.


Christopher R. Bentley   57   Christopher    R.   Bentley   has   been    1993
                              Executive Vice  President  since joining
                              the  Company  in  September   1990.  Mr.
                              Bentley  was   President  of  Fuel  Cell
                              Manufacturing Corporation from September
                              1990 to December 1997. From 1985 through
                              1989 he was  Director  of  Manufacturing
                              (1985),   Vice   President  and  General
                              Manager    (1985-1988)   and   President
                              (1988-1989)  of  the  Turbine   Airfoils
                              Division  of   Chromalloy   Gas  Turbine
                              Corporation, a major manufacturer of gas turbine hardware. Mr. Bentley received a BSME from Tufts University in 1966.

                                                                        DIRECTOR
NAME                     AGE             PRINCIPAL OCCUPATION             SINCE

Thomas L. Kempner        72   Thomas L. Kempner has been  Chairman and    1988
                              Chief Executive Officer of Loeb Partners
                              Corporation  since  1979  and a  general
                              partner of Loeb  Investors  Co. LXXV, an
                              affiliate of Loeb  Partners  Corporation
                              and  an  investment   partnership.   Mr.
                              Kempner was the Chairman of the Board of
                              Directors of the Company from March 1992
                              to  August  1997.   Mr.   Kempner  is  a
                              director  of Alcide  Corporation,  IGENE
                              Biotechnology,    Inc,    Intermagnetics
                              General  Corporation,   CCC  Information
                              Services  Group,   Inc.,   Roper  Starch
                              Worldwide,   Inc.,  Evercel,   Inc.  and
                              director emeritus of Northwest Airlines,
                              Inc.

William A. Lawson        66   William  A.  Lawson  has been  President    1988
                              since 1987 of W.A. Lawson Associates, an
                              industrial   and  financial   consulting
                              firm. Mr. Lawson has been Chairman of the Board of Directors of Newcor, Inc.
                              since March 1991. Mr. Lawson was a director of Old Kent-Central Bank from 1981 to 1997. Mr. Kempner also serves on the Evercel, Inc. Board of Directors.

Warren D. Bagatelle      61   Warren D.  Bagatelle has been a Managing    1988
                              Director of Loeb Partners Corporation since 1988. Mr. Bagatelle serves on the Evercel, Inc. Board of Directors.

Michael Bode             54   Michael   Bode   joined   Messerschmitt-    1993
                              Bolkow-Blohm  GmbH in 1974, where he had
                              held a variety of  positions  since that
                              time.  He  became  Vice   President  and
                              Director of the New Technology group of the Space Transportation and Propulsion
                              Systems  division of Deutsche  Aerospace
                              AG, a subsidiary of  Daimler-Benz  Corp.
                              in 1990. Since July 1993, Mr. Bode has been Vice President and Director of the New Technology group of Daimler Benz affiliate MTU-Friedrichshafen GmbH.

                                                                        DIRECTOR
NAME                     AGE             PRINCIPAL OCCUPATION             SINCE

James D. Gerson          56   James   D.   Gerson   has  been  a  Vice    1992
                              President  of  Fahnestock  &  Co.,  Inc.
                              since March 1993.  Mr.  Gerson is also a
                              director   and  Chairman  of  the  Audit
                              Committee  of Ag  Services  of  America,
                              Inc. and American Power Conversion Corp.
                              Mr. Gerson also serves on the Evercel, Inc. Board of Directors.

John A. Rolls            58   John A. Rolls has been President,  Chief    2000
                              Executive  Officer of  Thermion  Systems
                              International  since February 1996. From
                              1992 to 1996,  Mr.  Rolls was  President
                              and Chief Executive  Officer of Deutsche
                              Bank North  America.  From 1986 to 1992,
                              Mr. Rolls was Executive  Vice  President
                              and Chief  Financial  Officer  of United
                              Technologies   Corp.   Mr.  Rolls  is  a
                              director in VivaScan Corporation and is a director and Chairman of the Finance
                              Committee of both Bowater Incorporated and MBIA Corporation.

     Jerry  D.  Leitman  has  been  nominated  as a  director  pursuant  to  his employment agreement. See "Employment Agreement." Michael Bode has been nominated as a director at the request of MTU-Friedrichshafen GmbH ("MTU"). Certain shareholders of the Company have agreed to vote their shares in favor of a nominee of MTU for so long as MTU owns at least 10% of the Common Stock of the Company. See "Certain Transactions".

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held seven meetings during the fiscal year ended October 31, 1999. All incumbent directors attended at least 75% of the meetings of the Board of Directors and Board committees of which they were members during the period they served as directors. The Company does not have a standing nominating committee.

Executive Committee

     The Board of Directors has an Executive  Committee  comprised of Richard M.
H. Thompson (Chairman, until February 16, 2000), Warren Bagatelle, William Lawson, Jerry Leitman and Bernard Baker, which held two meetings during fiscal 1999. The Executive Committee has and exercises the powers of the Board in monitoring the management of the business of the Company between meetings of the Board of Directors.

Audit Committee

     The Company has an Audit Committee consisting of Messrs. Bagatelle (Chairman), Thompson (until February 16, 2000), and Lawson. The Audit Committee had two meetings in fiscal 1999 and has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as auditors, discussing the scope of the auditors' examination and reviewing annual financial statements.

Compensation Committee

     The Company has a Compensation Committee consisting of Messrs. Lawson (Chairman), Gerson and Thompson (until February 16, 2000). The Compensation Committee had three meetings in fiscal 1999. The functions of the Compensation Committee are to review, approve and recommend to the Board of Directors the terms and conditions of incentive bonus plans applicable to corporate officers and key management personnel, to review and approve the annual salary of the chief executive officer, and to administer the FuelCell Energy, Inc. Section 423 Stock Purchase Plan, the FuelCell Energy, Inc. 1988 Stock Option Plan, as amended (the "1988 Plan"), and the FuelCell Energy, Inc. 1998 Equity Incentive Plan (the "1998 Plan").

DIRECTOR COMPENSATION

     Each Board member not employed by the Company receives $10,000 per annum and was granted 4,000 nonqualified stock options on February 16, 2000. The stock options were granted pursuant to the Company's 1998 Stock Option Plan. The options are exercisable at $54.625 per share, commencing one year after grant, vest at the rate of 25% of the shares per year and have restrictions as to transferability. An additional $4,000 per annum will be paid to the Chairman and $2,000 per annum will be paid to each member of the Executive, Compensation and Audit Committees.

     In recognition of his service, the Chairman of the Board received an additional 10,000 nonqualified stock options pursuant to the Company's 1998 Stock Option Plan. The options are fully exercisable at $54.625 beginning February 2001, and have restrictions as to transferability.

     Prior to February 16, 2000, the Company paid a director's fee of $1,500 per month to Bernard Baker in connection with his duties as Chairman of the Board and his activities on the Executive Committee. The Company also paid a director fee of $1,250 per month to Warren Bagatelle in connection with his duties as Chairman of the Audit Committee. The Company also paid a director fee of $1,250 per month to Thomas Kempner. The Company also paid a director's fee of $1,500 per month to William Lawson in connection with his duties as Chairman of the Compensation Committee and his activities on the Audit and Executive Committees. Mr. Gerson was paid $1,000 each month in connection with his duties as a director of the Company. Mr. Thompson was paid $2,000 each month in connection with his duties as Chairman of the Executive Committee, and his activities on the Audit and Compensation Committees. The Company reimburses certain directors for reasonable expenses incurred in connection with the performance of their duties as directors. Mr. Thompson resigned as director on February 16, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 16, 2000 by each person or group that is known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, each director of the Company, each of the executive officers named under the heading "Executive Compensation" below and all directors and executive officers of the Company as a group (11 persons). This information is based upon information received from or on behalf of the named individuals.

                                     AMOUNT AND NATURE
                                       OF BENEFICIAL
NAME                                    OWNERSHIP (1)          PERCENT OF CLASS
--------------------------------------------------------------------------------
Warren D. Bagatelle                      658,100 (2)                10.32
c/o Loeb Partners Corp.
61 Broadway
New York, NY 10006

Thomas L. Kempner                        468,200 (2)                 7.34
c/o Loeb Partners Corp.
61 Broadway
New York, NY 10006

Loeb Investors Co., LXXV                 468,200 (2)                 7.34
61 Broadway
New York, NY 10006

Daimler Benz affiliate                   686,637                    10.76
MTU-Friedrichshafen
GmbH ("MTU")
Neue Technologien, Gebaude 6.1
Zimmer 102A D-85521 Ottobrunn
Germany

James D. Gerson                          315,500 (3)                 4.95
c/o Fahnestock and Co.
780 3rd Avenue
New York, NY 10017

Jerry D. Leitman                         225,450 (4)                 3.53

Bernard S. Baker                           2,750 (5)                    *

William A. Lawson                         25,000                        *

Christopher R. Bentley                    81,570 (6)                 1.28

Hansraj C. Maru                           57,499 (7)                    *

Joseph G. Mahler                          18,750 (8)                    *

Michael Bode                                  -- (9)                    *

                                     AMOUNT AND NATURE
                                       OF BENEFICIAL
NAME                                    OWNERSHIP (1)          PERCENT OF CLASS
--------------------------------------------------------------------------------
John A. Rolls                                 --                        *

All Directors and Executive            1,384,619 (10)               21.71
   Officers as a Group
   (11 persons)
--------------------------------------------------------------------------------

*    Less than one percent.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

(2) Warren Bagatelle and Thomas L. Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own the shares of Loeb Investors Co. LXXV. Each of Mr. Kempner and Mr. Bagatelle is a member of a group, as that term is used in Section 13(d) of the Exchange Act, which group, in the aggregate, owns 658,100 shares of Common Stock.

(3) Mr. Gerson's shareholdings include 54,600 shares held by his wife, Barbara Gerson, as Custodian for two children and also includes 23,700 shares held by a private foundation, of which Mr. Gerson is President and a Director. Mr. Gerson disclaims beneficial ownership of the securities held by his wife and by the private foundation.

(4) Mr. Leitman's shareholdings include currently exercisable options to purchase 225,000 shares of Common Stock.

(5)  Includes  2,750  shares owned  jointly by Dr. Baker and his wife,  Cornelia
     Baker.

(6) Mr. Bentley's shareholdings include exercisable options to purchase 18,225 shares of Common Stock, which include options that will vest within 60 days.

(7) Dr. Maru's shareholdings include currently exercisable options to purchase 36,099 shares of Common Stock, which include options that will vest within 60 days.

(8)  Mr.  Mahler's   shareholdings  include  currently  exercisable  options  to purchase 18,750 shares of Common Stock.

(9)  Michael Bode is an executive officer of MTU.

(10) Includes currently exercisable options to purchase 298,074 shares of Common Stock, which are currently exercisable or are exercisable within 60 days of February 16, 2000.

                             EXECUTIVE COMPENSATION

The following two tables set forth certain information with respect to (i) option grants to the named executive officers of the Company during the fiscal year ended October 31, 1999, and (ii) the aggregated number and value of options exercisable and unexercisable by the named executive officers as of October 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                      LONG TERM
                                                     COMPENSATION
                                                     ------------
                               ANNUAL COMPENSATION      AWARDS
                             ----------------------  ------------
                                                      SECURITIES
NAME AND                                              UNDERLYING    ALL OTHER
PRINCIPAL                           SALARY    BONUS    OPTIONS   COMPENSATION(3)
POSITION                     YEAR     ($)      ($)        #           ($)
--------------------------------------------------------------------------------

Jerry D. Leitman (1)         1999   330,361   80,000       -0-       17,303
President, Chief Executive   1998   320,008      -0-       -0-        6,217
Officer                      1997    73,848      -0-   375,000          -0-

Hansraj C. Maru              1999   178,222   38,000    30,000       16,521
Executive Vice President     1998   171,885   27,000       -0-       16,105
                             1997   163,220   27,000       -0-       14,400

Christopher R. Bentley       1999   215,020   45,000    30,000       16,524
Executive Vice               1998   205,536   32,000       -0-       17,190
President                    1997   195,514   32,000       -0-       14,400

Joseph G. Mahler (2)         1999   185,016      -0-       -0-          660
Senior Vice President        1998    14,232      -0-    75,000          -0-
Chief Financial Officer
Corporate Secretary and
Treasurer

(1) Mr. Leitman joined the Company as President and Chief Executive Officer on August 4, 1997.

(2) Mr. Mahler joined the Company as Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer on October 5, 1998.

(3) Represents employer contributions to the Defined Contribution Pension Plan, employer contributions to the Section 401(k) Plan, and life insurance premiums.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL
                                                                                            REALIZABLE VALUE AT
                         NUMBER OF      PERCENT OF THE                                         ASSUMED ANNUAL
                         SECURITIES   TOTAL OPTIONS/SARs                                    RATES OF STOCK PRICE
                         UNDERLYING      GRANTED TO        EXERCISE OR                        APPRECIATION FOR
                        OPTIONS/SARs    EMPLOYEES IN        BASE PRICE      EXPIRATION         OPTION TERM (2)
        NAME             GRANTED(1)      FISCAL YEAR          ($/SH)           DATE          5%($)        10%($)
-----------------------------------------------------------------------------------------------------------------
Christopher Bentley        30,000            25%               $6.50          3/30/09       122,600      310,800

Hansraj C. Maru            30,000            25%               $6.50          3/30/09       122,600      310,800

     (1) The options were granted under the Company's 1998 Equity Incentive Plan. These options become exercisable in four equal annual installments on each anniversary date of the date of grant. Options that have been issued may not be exercised beyond the earlier of (a) ten years from the date of grant, or (b) three months after the holder ceases to be employed by the Company, except in the event of termination by reason of death or permanent disability, in which event the option may be exercised for up to one year following termination.

     (2) The assumed rates are compounded annually for the full term of the options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                    NUMBER OF
                                                    SECURITIES
                                                    UNDERLYING          VALUE OF
                                                   UNEXERCISED       UNEXERCISED IN-
                           SHARES                   OPTIONS AT          THE-MONEY
                          ACQUIRED                   10/31/99      OPTIONS AT 10/31/99
                             ON         VALUE      EXERCISABLE/        EXERCISABLE/
                          EXERCISE    REALIZED    UNEXERCISABLE      UNEXERCISABLE (1)
        NAME                 (#)        ($)            (#)                 ($)
------------------------------------------------------------------------------------
Jerry D. Leitman               -0-         -0-      225,000 (2)       2,362,500 (2)
                                                    150,000 (3)       1,575,000 (3)

Hansraj C. Maru                -0-         -0-       25,918 (2)         289,906 (2)
                                                     32,681 (3)         344,800 (3)

Christopher R. Bentley      14,004     186,253       53,886 (2)         749,669 (2)
                                                     32,681 (3)         344,800 (3)

Joseph G. Mahler               -0-         -0-       18,750 (2)         183,938 (2)
                                                     56,250 (3)         551,813 (3)

(1) Based upon the closing price of $17.08 on October 31, 1999 of the Company's Common Stock on The American Stock Exchange minus the respective option exercise price.

(2)  Exercisable.

(3)  Unexercisable.


                              EMPLOYMENT AGREEMENT

     In August 1997, the Company entered into an employment agreement with Mr. Leitman upon hiring him as its President and Chief Executive Officer. Under the agreement, which is terminable by either party upon 30 days notice, Mr. Leitman is entitled to a minimum annual salary of $320,000 and a bonus based upon an incentive compensation plan to be developed by Mr. Leitman with the Compensation Committee. In addition, upon entering into the agreement, the Company granted Mr. Leitman options to purchase 375,000 shares of Common Stock. The agreement also provides Mr. Leitman with the opportunity to participate in insurance plans and other employment benefits as may be generally available to other employees of the Company. In certain circumstances, if Mr. Leitman's employment is terminated during the first five years of his employment, including a termination by Mr. Leitman upon a change of control, Mr. Leitman will be entitled to a severance benefit equal to (i) two times his then base salary, plus (ii) an amount equal to Mr. Leitman's bonus from the Company for the immediately preceding year. The agreement also contains non-disclosure provisions and prohibits Mr. Leitman from competing with the Company during the term of his employment and for a period of two years thereafter. Under the Agreement, the Company has agreed to use its best efforts to cause Mr. Leitman to be elected to the Board of Directors and to appoint Mr. Leitman as a member of the Executive Committee of the Board of Directors.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Decisions regarding certain executive compensation are made by the Compensation Committee, which is composed of William A. Lawson, James Gerson, and Richard M.H. Thompson (until February 16, 2000). Decisions with respect to the salary and bonus of the Chief Executive Officer are made by the Compensation Committee. The Chief Executive Officer is responsible for the salary administration of the remaining executive officers. The Company has an informal incentive compensation plan. The Compensation Committee is responsible for approval of the incentive awards with significant reliance on the recommendations of the Chief Executive Officer.

     Stock option awards under the 1988 Plan and the 1998 Plan are approved by either the Compensation Committee or the Board of Directors with reliance upon the recommendations of the Compensation Committee. No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended October 31, 1999.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's primary objectives in developing executive compensation policies are to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of the executive officers with the shareholders of the Company.

     The compensation of executive officers consists of base compensation, bonus, periodic grants of options and participation in benefit plans generally available to employees. In setting compensation, the Compensation Committee and the Chief Executive Officer strive to maintain base compensation for the Company's executive officers at levels which the Compensation Committee and the Chief Executive Officer, based on their experience, believe are competitive with the compensation of comparable executive officers in similarly situated companies while relying upon stock options and the informal bonus plan to provide significant performance incentives.

     Executive officers are eligible to participate in an informal bonus plan. Awards under the informal bonus plan are determined by the Compensation Committee. The Compensation Committee relies significantly upon the recommendation of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers. The executive officers, as well as other key employees, may receive discretionary bonuses based upon a subjective evaluation of the performance of the Company and their contributions to the Company.

     Each of the executive officers and certain key employees are eligible to receive awards under the 1998 Plan. The 1998 Plan will be used to align a portion of the officers' compensation with the shareholders' interest and the long-term success of the Company. In determining the number of options to be granted to each executive officer, the Compensation Committee reviews the recommendations provided by the Chief Executive Officer with respect to the executive officers other than the Chief Executive Officer and makes a subjective determination regarding those recommendations.

     The compensation paid by the Company to its chief executive officer for fiscal 1999 was based upon an employment agreement negotiated with Mr. Leitman. The Compensation Committee has not conducted any surveys of compensation packages of chief executive officers in comparable companies, but believes, based upon the individual experience of its members, that the compensation package for

Mr. Leitman for fiscal 1999 was reasonable based upon Mr. Leitman's experience, his level of responsibility and the contributions made and expected to be made by him to the Company. See "Employment Agreement" for a description of Mr. Leitman's employment agreement.

                             Compensation Committee
--------------------------------------------------------------------------------

                                 William Lawson
                                  James Gerson
                   Richard Thompson (until February 16, 2000)

                                PERFORMANCE GRAPH

     The following graph compares the annual change in FuelCell Energy's cumulative total shareholder return on the Company's Common Stock for the five fiscal years ended October 31 1999 with the cumulative total return on the Russell 2000 and a peer group consisting of SIC Group Code 369 companies listed on The American Stock Exchange, Nasdaq Stock Market and New York Stock Exchange for that period.

                                                             FISCAL YEAR ENDING
    COMPANY/INDEX/MARKET               10/31/94   10/31/95   10/31/96   10/31/97   10/30/98   10/30/99
------------------------------------------------------------------------------------------------------
FuelCell Energy, Inc.                   100.00     113.75     121.25     160.00     132.50     384.18
Misc Electric Equip, Supplies           100.00     116.17     123.99     220.08     156.50     213.34
Russell 2000 Index                      100.00     118.33     138.11     178.59     157.44     178.37

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons owning more than 10% of a class of the Company's stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). All filings for fiscal 1999 were made on a timely basis.

     The above information is to the Company's knowledge, based solely on a review of copies of reports furnished to the Company and representations of certain officers, directors and shareholders owning more than 10% of the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During  fiscal  year  1999,  the  Company  sold to Daimler  Benz  affiliate
MTU-Friedrichshafen   GmbH  ("MTU")  fuel  cell  components  for   approximately
$2,579,000.

     In November, 1989 the Company entered into a license agreement with MTU, which license was originally with Messerschmitt-Bolkow-Blohm GmbH, that granted to MTU an exclusive license, with certain exceptions, to develop the Company's carbonate fuel cell technology in Europe, and a non-exclusive license for the Middle East, Africa and South America. Pursuant to the MTU Agreement, the Company receives annual license fees and has the right to receive royalties upon commercial sales. Concurrent with the entering into of the MTU Agreement, MTU purchased 360,000 shares of Common Stock of the Company at a purchase price of $7.00 per share and made loans to the manufacturing subsidiary of the Company, which were secured by the stock of that subsidiary, in the aggregate principal amount of $1,980,000. During fiscal 1996, $877,000 of this loan was converted into 97,397 shares of common stock of the Company. MTU extended the maturity of $630,000 of the loan to November 30, 1997 with the right to convert principal and accrued interest to common stock of the Company at $9 per share. During December 1996 and December 1997, the Company paid to MTU $1,296,000 and $673,000, respectively, of principal and interest in full repayment of the loans from MTU. The Subscription Agreement between the Company and MTU also grants to all shareholders of the Company preemptive rights on sales of the Common Stock of the Company at a price less than $7.00 per share. As a condition to MTU entering into its agreements with the Company, substantially all of the then shareholders of the Company agreed to vote their shares in favor of one nominee of MTU to the Board of Directors of the Company for so long as MTU owns at least 10% of the Common Stock of the Company.

     In July 1998, the Company entered into a Cross-Licensing and Cross-Selling Agreement with MTU pursuant to which MTU and the Company have granted to each other the right to manufacture and sell each other's stationary power fuel cell products in their respective regions. Each company will pay the other royalties based upon sales.

     The 1989 MTU Agreement was replaced in December of 1999 with a revised MTU Agreement. Pursuant to the terms of the new MTU Agreement, the Company has granted to MTU an exclusive license to use the Company's DFC(TM) patent rights and know how in Europe and the Middle East and a non-exclusive license in South America and Africa subject to certain rights of the Company and others. MTU has agreed to make any improvements to the Company's DFC(TM) available to the Company. MTU plans to conduct further research, development, manufacturing and marketing programs in the area of carbonate fuel cell technology and has agreed to negotiate a license grant of the results to the Company. In addition, MTU has agreed to pay a royalty based on kilowatts of electrical generating capacity using the Company's DFC(TM) made or sold by MTU or its permitted licensees, including a minimum annual royalty commencing in 2000.

     Mr. Bode is affiliated with MTU, and MTU is a shareholder of the Company. The Company believes that the terms of its transactions with MTU are no less favorable to the Company than it could have obtained from an unaffiliated third party.

     The Company entered into an agreement with Loeb Partners Corporation pursuant to which Loeb Partners Corporation served as the lead standby underwriter for the rights offering conducted by Evercel, Inc., a former subsidiary of the Company ("Evercel"). The Company effected a spin-off of Evercel by means of a distribution to its stockholders of 100% of the shares of Common Stock of Evercel. Mr. Bagatelle, a member of the Compensation Committee of the Company, is a Managing Director of Loeb Partners Corporation.

     The Company has also entered into a consulting agreement with Bernard Baker for $5,000 per month. The consulting agreement lasts for two years, and Mr. Baker is entitled to additional compensation if he consults for more than 48 days per year.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG LLP, certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending October 31, 2000.

     A representative of KPMG LLP will be present at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2001 Annual Meeting of Shareholders should submit the proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC no later than October 31, 2000.

                          ANNUAL REPORT AND FORM 10-K/A

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: FUELCELL ENERGY, INC., 3 GREAT PASTURE ROAD, DANBURY, CONNECTICUT 06813 ATTN: SHAREHOLDER RELATIONS.

                                  OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                                        By Order of the Board of Directors


                                        Joseph G. Mahler
                                        Corporate Secretary

Danbury, CT
February 28, 2000

                                  PROXY BY MAIL

This Proxy,  when  properly  executed,  will be voted in the      Please mark
manner directed herein by the undersigned shareholder. IF NO      your votes [X]
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION      like this
OF ALL NOMINEES LISTED BELOW.

1.   Election of ten directors.   FOR all nominees              WITHHOLD
                                 listed to the right            AUTHORITY
                                  (except as marked     to vote for all nominees
                                  to the contrary)         listed to the right

                                        [_]                       [_]

01 Jerry D. Leitman, 02 Bernard S. Baker, 03 Hansraj C. Maru, 04 Christopher R. Bentley, 05 Thomas L. Kempner, 06 Warren D. Bagatelle, 07 Michael Bode, 08 James
D. Gerson, 09 William A. Lawson, 10 John A. Rolls

(Instruction: To withhold authority to vote for any individual nominee or nominees, write that nominee's name(s) in the space provided below.)


--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                                              PLEASE MARK, SIGN, DATE AND RETURN
                                                PROXY CARD PROMPTLY USING THE
                                                      ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
     IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
--------------------------------------------------------------------------------

                                                        ========================
                                                             COMPANY NUMBER:


                                                              PROXY NUMBER:


                                                             ACCOUNT NUMBER:

                                                        ========================


Signature_____________________  Signature_____________________  Date____________

Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE


           ---------------------------------------------------------
                         VOTE BY TELEPHONE OR INTERNET
            [GRAPHIC]                                     [GRAPHIC]
                          QUICK +++ EASY +++ IMMEDIATE
           ---------------------------------------------------------


                             FUELCELL ENERGY, INC.

o You can now vote your shares electronically through the Internet or the telephone.

o    This eliminates the need to return the proxy card.

o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.


TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY

                             FUELCELL ENERGY, INC.
                              3 GREAT PASTURE ROAD
                                DANBURY, CT 06813

                                                                           PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Jerry D. Leitman and Joseph G. Mahler as Proxies, and each of them, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of FuelCell Energy, Inc. (the "Company") held by the undersigned of record on February 16, 2000, at the annual meeting of the shareholders of the Company to held on March 22, 2000 and at any and all adjournments thereof, and hereby revokes all former proxies:


                             (sign on reverse side)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE